                                                                  EXHIBIT 10(Q)

            COMPENSATORY ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     Set forth below are the base salaries of the individuals who will be identified as named executive officers(1) of the Company in the Company's 2008 proxy statement. The salary increases for Messrs. Parrini, Jacunski, Norton and Rapp were effective February 1, 2008. Mr. Glatfelter's salary increase was effective March 5, 2008.

           NAME AND TITLE              SALARY
           --------------              ------
George H. Glatfelter II                 $660,800
Chairman and Chief Executive Officer

John P. Jacunski                        $333,426
Senior Vice President and Chief
Financial Officer

Dante C. Parrini                        $505,025
Executive Vice President and Chief
Operating Officer

Jeffrey J. Norton                       $248,250
Vice President, General Counsel and
Secretary

Martin Rapp                             $328,666
Vice President and General Manager,
Composite Fibers Business Unit

     The annual base salaries are subject to adjustment pursuant to the Company's employee compensation policies in effect from time to time. Each of the above executive officers has a change in control employment agreement, which is included as exhibits to this Form 10-K. Also, each executive officer participates in the Company's 2005 Long-Term Incentive Plan and in its Management Incentive Plan, each of which are incorporated by reference as exhibits to this Form 10-K.